SECURITIES AND EXCHANGE COMMISSION

                        	Washington, D.C. 20549

                           	________________

                               	FORM 8-K

                            	CURRENT REPORT

                  	Pursuant to Section 13 or 15(d) of the

                     	Securities Exchange Act of 1934

     	Date of Report (Date of earliest event reported): February 19, 1999


                   	Sears Credit Account Master Trust II

             	(Exact name of registrant as specified in charter)


 Illinois	             			0-24776		            	 Not Applicable
(State or Other		(Commission File Number)     	 (IRS Employer
Jurisdiction of						                          	Identification No.)
Incorporation)


c/o SRFG, Inc., 3711 Kennett Pike, Greenville, DE	   19807
(Address of principal executive offices)			        (Zip Code)


Registrant's telephone number, including area code: (302) 888-3176





Item 5.  Other Events.

On February 9, 1999, the registrant filed a Current Report on Form 8-K relating to (i) a plea agreement reached between Sears Bankruptcy Recovery Management Services, Inc. ("SBRMS") and the U.S. Attorney and (ii) an agreement settling a civil action also brought by the U.S. Attorney. On February 19, 1999, the Court entered an order approving each of the above-referenced agreements.





                        	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Sears Credit Account Master Trust II
(Registrant)

By:  SRFG, Inc.
(Originator of the Trust)


By: /s/ Larry R. Raymond
	Vice President, Finance

Date: February 19, 1999